Exhibit 10.19

October 30, 2010

GEOTAG INC.

555 Republic Drive

Suite 200

Plano, Texas 75074

Attn: Antony Norris

Dear Tony:

Reference is hereby made to (i) that certain Promissory Note, dated as of January 16, 2009 (the “January Note”), issued to Zasis LLC, a Nevada limited liability company (“Zasis”), by Ubixo Limited, an Antigua and Barbuda company that was formerly known as M2 Global Ltd. (“Ubixo”), and (ii) that certain Promissory Note, dated as of February 25, 2009 (the “February Note,” and together with the January Note, the “Notes”), issued to Zasis by Ubixo. Each of the Notes were assigned by Ubixo to GEOTAG INC. on July 12, 2010, pursuant to the terms of that certain Business Purchase Agreement, dated as of July 12, 2010, by and between Ubixo and GEOTAG INC., as amended by that certain Amendment No. 1 to Business Purchase Agreement, dated as of August 26, 2010, by and between Ubixo Limited and GEOTAG INC. For good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

1. Maturity Date Extension. The maturity date of each of the Notes shall be extended to December 31, 2011.

2. Consent and Waiver.

(a) Zasis hereby expressly acknowledges and ratifies the assignment of the Notes to GEOTAG INC.; provided, however, that Ubixo and any co-signor shall still remain liable on the Notes and this letter shall not in any way act as a release of Ubixo or any co-signor except as stated in (b) below.

(b) ZASIS HEREBY IRREVOCABLY, UNCONDITIONALLY AND COMPLETELY RELEASES, ACQUITS AND FOREVER DISCHARGES GEOTAG INC., AND EACH OF ITS AFFILIATES, PREDECESSORS, SUCCESSORS AND ASSIGNS (THE “RELEASEES”) FROM ANY PAST OR PRESENT DISPUTES, CLAIMS, CONTROVERSIES, DEMANDS, RIGHTS, OBLIGATIONS, LIABILITIES, ACTIONS AND/OR CAUSES OF ACTION OF EVERY KIND AND NATURE THAT MAY BE ASSERTED OR EXERCISED BY ZASIS IN CONNECTION WITH ANY PAST OR PRESENT BREACHES OF THE NOTES OR ANY AGREEMENTS SECURING THE NOTES BY ANY OF THE RELEASEES.

3. Ratification and Effect. This letter shall be construed in connection with and as part of each of the Notes, and all terms, conditions, and covenants set forth in the Notes and each other instrument or agreement referred to therein, as applicable, except as herein amended, are hereby ratified and confirmed and shall remain in full force and effect.

4. Counterparts. This letter may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

[Signature Page Follows]

To acknowledge your acceptance of the terms of this letter, please so indicate in the space provided below.

Sincerely,

Zasis LLC

/s/ Illegible
Authorized Signatory

Accepted and agreed as of the date first above written:

GEOTAG INC.

/s/ Antony Norris
Antony Norris
President